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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. 1)

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Filed by a Party other than the Registrant ☐
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
Electric City Corp.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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	(4)	Date Filed: August 29, 2003

1280 Landmeier Road
Elk Grove Village, Illinois 60007

August 29, 2003

Dear Stockholder:

        On behalf of the Board of Directors, I cordially invite you to attend the 2003 Annual Meeting of Stockholders to be held at 10:00 a.m., local time, on Wednesday, September 24, 2003 at the Best Western, 1600 Oakton Street, Elk Grove Village, Illinois 60007. The formal notice of the Annual Meeting appears on the following page.

        The attached Notice of Annual Meeting and Proxy Statement contain detailed information about the matters that we expect to act upon at the Annual Meeting.

        Please sign, date and specify your choices on the enclosed proxy card and promptly return it in the enclosed business reply envelope. This will help insure that your shares are represented at the Annual Meeting, whether or not you plan to attend the Annual Meeting.

        We look forward to seeing you at the Annual Meeting and urge you to return your proxy card as soon as possible.

Sincerely,

Electric City Corp.

John P. Mitola
Chief Executive Officer

ELECTRIC CITY CORP.
1280 Landmeier Road
Elk Grove Village, Illinois 60007

NOTE REGARDING AMENDMENT TO THIS PROXY: THIS AMENDMENT NO. 1 TO REGISTRANT'S PROXY FOR THE FISCAL YEAR ENDED DECEMBER 31, 2002 IS BEING FILED SOLELY TO REVISE CERTAIN DISCLOSURES REGARDING NOTE NO. 14 TO "SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT" AND TO REFLECT A CHANGE IN DATES OF THE PROXY AND MAILING DATE OF THIS PROXY STATEMENT AND ANNUAL REPORT TO OUR SHAREHOLDERS. IN ALL OTHER RESPECTS, THIS PROXY AS ORIGINALLY FILED REMAINS UNCHANGED.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be held September 24, 2003

To the Stockholders of
 ELECTRIC CITY CORP.:

        NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Electric City Corp. will be held at the Best Western, 1600 Oakton Street, Elk Grove Village, Illinois 60007 at 10:00 a.m. local time, on Wednesday, September 24, 2003, for the following purposes:

  1.
  To elect 6 directors to our Board of Directors;

  2.
  To ratify the appointment by our Board of Directors of BDO Seidman, LLP as the independent auditors of our financial statements for the year ending December 31, 2003;

  3.
  To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

        The foregoing items of business are more fully described in the proxy statement accompanying this notice. The Board of Directors has fixed the close of business on July 22, 2003 as the record date for determining stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof.

        The Board of Directors encourages you to complete, sign and date the enclosed proxy card and promptly return it in the enclosed postage prepaid envelope, regardless of whether you plan to attend the Annual Meeting.

By Order of the Board of Directors,

Robert J. Manning Chairman of the Board of Directors
Elk Grove Village, Illinois August 29, 2003

ELECTRIC CITY CORP.
1280 Landmeier Road
Elk Grove Village, Illinois 60007

PROXY STATEMENT
FOR ANNUAL MEETING OF STOCKHOLDERS
To be held Wednesday, September 24, 2003

        This proxy statement and the enclosed proxy card are being furnished to our stockholders in connection with the solicitation of proxies by the Board of Directors of Electric City Corp., a Delaware corporation ("Electric City" or the "Company"), for use at our Annual Meeting of Stockholders to be held at the Best Western, 1600 Oakton Street, Elk Grove Village, Illinois 60007 at 10:00 a.m. local time, on Wednesday, September 24, 2003, and any adjournments thereof. This proxy statement and the accompanying form of proxy are first being mailed to stockholders on or about September 5, 2003.

Solicitation

        The cost of this proxy solicitation will be borne by Electric City. We may request banks, brokers, fiduciaries, custodians, nominees and certain other record holders to send proxies, proxy statements and other materials to their principals at our expense. Those banks, brokers, fiduciaries, custodians, nominees and other record holders will be reimbursed by us for their reasonable out-of-pocket expenses of solicitation. We do not anticipate that costs and expenses incurred in connection with this proxy solicitation will exceed an amount normally expended for a proxy solicitation for an election of directors in the absence of a contest. In addition to soliciting proxies by mail, Electric City and its directors, officers and regular employees may also solicit proxies personally, by telephone or by other appropriate means. No additional compensation will be paid to directors, officers or other regular employees for such services.

Record Date and Outstanding Shares

        Our Board of Directors fixed the close of business on July 22, 2003 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournments thereof. As of the close of business on the record date, we had 34,148,022 shares of Common Stock and 2,653,631 shares of Preferred Stock with voting rights as to certain matters outstanding. Each outstanding share of Common Stock on such date will be entitled to one vote on each matter to be voted on at the Annual Meeting, and each outstanding share of Preferred Stock will be entitled to ten votes on each matter, other than the election of directors, to be voted at the Annual Meeting.

Required Vote

        The affirmative vote of a plurality of the shares of Common Stock voted in person or by proxy at the Annual Meeting is required to elect the nominees to the Board of Directors. Stockholders will not be allowed to cumulate their votes in the election of directors. The affirmative vote of a majority of the total votes of the outstanding shares of Common Stock and the shares of Preferred Stock voted in person or by proxy at the Annual Meeting is required to ratify the appointment of BDO Seidman, LLP as the independent auditors of our financial statements for the year ending December 31, 2003.

Quorum; Abstentions And Broker Non-Votes

        The required quorum for transaction of business at the Annual Meeting will be a majority of the total votes of the shares of Common Stock and Preferred Stock issued and outstanding as of the record date.

Votes cast by proxy or in person at the Annual Meeting will be tabulated by the election inspector appointed for the meeting and will be taken into account in determining whether or not a quorum is present. Abstentions and broker non-votes, which occur when a broker has not received customer instructions and indicates that it does not have the discretionary authority to vote on a particular matter on the proxy card, will be included in determining the presence of a quorum at the Annual Meeting. Neither abstentions nor broker non-votes will have any effect on the vote for the election of directors.

        We will consider abstentions present and entitled to vote with respect to the proposal to appoint our independent auditors, and, therefore, abstentions will have the same effect as votes "against" this proposal. We will not consider broker non-votes present and entitled to vote with respect to the proposal to appoint our independent auditors, and, therefore, broker non-votes will have no effect on the voting on this proposal.

Voting of Proxies; Revocability of Proxies

        Our Board of Directors selected Jeffrey R. Mistarz and Denis Enberg, the persons named as proxies on the proxy card accompanying this proxy statement, to serve as proxy. Mr. Mistarz is our executive vice president, chief financial officer and treasurer and Mr. Enberg is our senior vice president of engineering. The shares of Common Stock represented by each executed and returned proxy will be voted in accordance with the directions indicated thereon, or if no direction is indicated, the proxy will be voted in accordance with the recommendations of the Board of Directors contained in this proxy statement. Members of the Company's management intend to vote their shares in favor of each of the proposals.

        You can revoke a proxy you have given at any time before the shares it represents are voted by giving our secretary either (1) an instrument revoking the proxy or (2) a duly executed proxy bearing a later date. Additionally, you may change or revoke a previously executed proxy by voting in person at the Annual Meeting. However, your attendance at the Annual Meeting will not, by itself, revoke your proxy.

Annual Report to Stockholders

        We are simultaneously furnishing to you with this proxy statement our Annual Report to Stockholders for the fiscal year ended December 31, 2002, which contains financial and other information pertaining to us.

PROPOSAL 1

ELECTION OF DIRECTORS

        At the Annual Meeting, six nominees to the Board of Directors will be elected to hold office for a one year term ending at our 2004 Annual Meeting of stockholders or until their respective successors are duly elected and qualified. All nominees listed below are currently members of our Board of Directors and have consented to being named in this proxy statement and to serve as directors, if elected. If, at the time of the Annual Meeting, any nominee becomes unavailable or declines to serve as a director for any reason, the persons named in the proxy will vote for the substitute nominee(s) as the Board of Directors recommends, or vote to allow the vacancy created by the nominee who is unable or declines to serve to remain open until filled by the Board of Directors, as the Board of Directors recommends. The Board of Directors has no reason to believe that any nominee will be unable or decline to serve if elected to office.

        The number of directors has been set at 12 by resolution of the Board. On September 7, 2001, we closed on an issuance of our Series A Convertible Preferred Stock ("Series A Preferred Stock") with five investors that included Newcourt Capital USA, Inc., Duke Capital Partners, LLC, Morgan Stanley Dean Witter Equity Funding, Inc., Originators Investment Plan, L.P. and EP Power Finance, L.L.C. (the "Investors"). With respect to this issuance, we entered into a Stockholders Agreement with the Investors that provided (among other things) the Investors the right to elect up to (i) four directors for so long as at least 800,000 shares of Series A Preferred Stock remained issued and outstanding, (ii) three directors for so long as at least 600,000 but less than 800,000 shares of Series A Preferred Stock remained issued and outstanding, (iii) two directors for so long as at least 400,000 but less than 600,000 shares of Series A Preferred Stock remained issued and outstanding and (iv) one director for so long as at least 200,000 but less than 400,000 shares of Series A Preferred Stock remained issued and outstanding.

        On November 29, 2001, we closed on an additional issuance of Series A Preferred Stock with Leaf Mountain Company, LLC ("Leaf Mountain") and amended the Stockholders Agreement to include Leaf Mountain's participation in the Stockholders Agreement. Leaf Mountain does not have a right to designate a director for election, but its shares of Series A Preferred Stock are included in the calculation of outstanding shares of Series A Preferred Stock in determining the number of directors the Investors can elect.

        On June 4, 2002, we closed on an issuance of Series C Convertible Preferred Stock with Mr. Richard Kiphart, an individual, and amended the Stockholders Agreement to include Mr. Kiphart's participation in the Stockholders Agreement. Mr. Kiphart does not have a right to designate a director for election, but his shares of Series C Preferred Stock are included with the Series A Preferred Stock in determining the number of directors the Investors can elect.

        On June 27, 2003, we closed on an issuance of our Series D Convertible Preferred Stock with a group of investors that included Cinergy Ventures II, LLC, Mr. Richard Kiphart, SF Capital Partners, John Thomas Hurvis Revocable Trust and Mr. David Asplund, one of our directors (collectively, the "Series D Investors"), and amended the Stockholders Agreement to include the participation of the Series D Investors in the Stockholders Agreement. These holders do not have a right to designate a director for election, but their shares of Series D Preferred Stock are included with the Series A Preferred Stock and Series C Preferred Stock in determining the number of directors the Investors can elect.

        Also on June 27, 2003, two of the holders of our Series A Preferred Stock, Duke Capital Partners, LLC and EP Power Finance, L.L.C., sold their shares of Series A Preferred Stock to a group of investors that included Cinergy Ventures II, LLC, Mr. Richard Kiphart, SF Capital Partners, John Thomas Hurvis Revocable Trust and Mr. David Asplund (collectively, and along with Newcourt Capital USA, Inc., Morgan Stanley Dean Witter Equity Funding, Inc., and Originators Investment Plan, L.P., the "Investors"). This group of investors also acquired the rights of the holders of the Series A Preferred Stock and, accordingly, are entitled to participate with the other holders of our Series A Preferred Stock in the election of up to four directors pursuant to the Stockholders Agreement.

        On July 22, 2003, the Investors and Leaf Mountain held 2,281,108 shares of Series A Preferred Stock, Mr. Kiphart held 222,356 shares of Series C Preferred Stock and the Series D Investors held 150,167 shares of Series D Preferred Stock. Accordingly, the Investors are entitled to elect up to four directors (out of 12) to our board. Except for the election of directors nominated by our board of directors for election, the Investors, Leaf Mountain, Mr. Kiphart and the Series D Investors are entitled to vote with the holders of our common stock on an as-converted basis on all matters which our holders of common stock are entitled to vote.

        The following table presents the names of the nominees for the office of director, as well as certain information about them. As of the date of this filing, the board of directors has not nominated any individuals for the two vacant director positions.

NOMINEES FOR DIRECTOR

Name	Age	Position Held with the Company	Served as Director Since
John P. Mitola	38	Chief Executive Officer and Director	1999
Robert J. Manning	59	Chairman of the Board of Directors and Director (1)(2)	2000
David R. Asplund	45	Director	2002
Kevin P. McEneely	55	Director	1998
Gerald A. Pientka	47	Director(1)(2)	2000
Michael S. Stelter	45	Director	1998

(1)
Member of our audit committee.

(2)
Member of our compensation committee.

        The following table presents the names of the directors appointed and elected by the holders of our Series A Preferred Stock (except Leaf Mountain), as well as certain information about them. This information, as well as the informational disclosures regarding each, is presented for information purposes only. These holders are entitled to appoint and elect one additional director (for a total of 4 directors) which position is vacant as of July 22, 2003.

DIRECTORS APPOINTED AND ELECTED BY THE HOLDERS OF OUR
SERIES A CONVERTIBLE PREFERRED STOCK

Name	Age	Position Held with the Company	Served as Director Since
Frederic F. Brace	44	Director	2001
Kevin J. Kushman	34	Director	2003
Robert D. Wagner, Jr.	61	Director (1)(2)	2001

(1)
Member of our audit committee.

(2)
Member of our compensation committee.

        John P. Mitola has been one of our directors since November 1999 and has been our chief executive officer since January 2000. From August 1993 until joining us, Mr. Mitola was with Unicom Thermal Technologies (now Exelon Thermal Technologies, at that time Unicom (now Exelon) Corporation's largest unregulated subsidiary, serving most recently as vice president and general manager. Mr. Mitola led the growth of Unicom Thermal through the development of Unicom Thermal's Northwind™ ice technology and through thermal energy joint ventures between Unicom Thermal and several leading electric utility companies across North America. Prior to his appointment at Unicom Thermal, Mr. Mitola was director of business development for Commonwealth Edison Company, the local electric utility serving Chicago, Illinois and the northern Illinois region. During April 2003, Mr. Mitola was appointed chairman of the Illinois State Toll Highway Authority.

        Michael S. Stelter is one of our co-founders and has been one of our directors since our incorporation in June 1998. Currently, Mr. Stelter is currently employed by Switchboard Apparatus, Inc., which subsidiary was divested effective May 31, 2003. Since our organization as a limited liability company in December 1997 and through May 2003, Mr. Stelter served as our Vice President of Switchgear Sales. Mr. Stelter was our Corporate Secretary from June 1998 until October 2000. From 1986 until May 1999, Mr. Stelter served as Vice President of Marino Electric.

        David R. Asplund was nominated to our board of directors during June 2002. Mr. Asplund is, and has been, the founder and President of Delano Group Securities, LLC since October 1999. From March 1995 through October 1999, Mr. Asplund was employed by Bear, Stearns and Company, Inc., serving as a Senior Managing Director from July 1997 until October 1999.

        Frederic F. Brace has been one of our directors since October 2001 and is an appointee of the holders of our Series A Convertible Preferred Stock. Mr. Brace is, and has been, the Executive Vice President and Chief Financial Officer of UAL Corporation, the parent of United Airlines since July 2002. From September 2001 through July 2002, Mr. Brace was Senior Vice President and Chief Financial Officer. From July 1999 through September 2001, he was Senior Vice President and Treasurer of United Airlines and its Vice President of Finance from October 1996 through July 1999.

        Kevin J. Kushman has been one of our directors since July 2003 and is an appointee of the holders of our Series A Convertible Preferred Stock. Mr. Kushman is, and has been, the Managing Director of Cinergy Ventures, LLC, the private equity investment unit of Cinergy Corp., since August 2000. From November 1997 through July 2000, Mr. Kushman managed the corporate development group of Cinergy Corp. Prior to joining Cinergy, Mr. Kushman held management positions in capital planning and corporate development with Federated Department Stores, Inc.

        Robert J. Manning has been one of our directors since May 2000 and Chairman of our Board of Directors since January 2001. Mr. Manning is a co-founder and a member of Groupe Manning LLC, an energy consulting company. From April 1997 until his retirement in January 2000, Mr. Manning served as executive vice president of Exelon Corporation and its largest subsidiary, Commonwealth Edison Company, where his responsibilities included managing the sale of Commonwealth Edison's fossil generating fleet. During his thirty-five year career at Exelon, Mr. Manning directed all aspects of electric generation, consumer service and transmission and distribution operations.

        Kevin P. McEneely has been one of our directors since our incorporation in June 1998. Mr. McEneely was our Executive Vice President and Chief Operating Officer from our organization as a limited liability company in December 1997 to December 1999. From 1985 to December 1999, Mr. McEneely was Chief Operating Officer and an Executive Vice President of Nightingale-Conant Corporation. Mr. McEneely is currently acting as a management consultant and is a managing member of NCVC, LLC.

        Gerald A. Pientka has been one of our directors since May 2000. Mr. Pientka is a co-founder of Higgins Development Partners, LLC, a national real estate development company headquartered in Chicago, Illinois. Mr. Pientka served as President of the company since its inception in May 1999 when the Pritzker family interest purchased a controlling interest in Higgins Development Partners, LLC (formerly Walsh, Higgins & Company) through March 2003. Mr. Pientka served as President of Walsh, Higgins & Company from May 1992 until May 1999. Mr. Pientka is also a member of Leaf Mountain Company, LLC, who is an investor in our Series A Convertible Preferred Stock.

        Robert D. Wagner, Jr. has been one of our directors since October 2001 and is an appointee of the holders of our Series A Convertible Preferred Stock. Mr. Wagner is currently a partner of Rivington Capital, an NASD registered broker/dealer specializing in debt and equity placements for oil and gas producers. Mr. Wagner served as Managing Director of the corporate finance group of Arthur Andersen LLP from May 1999 until his retirement in April 2001. From June 1998 through May 1999, Mr. Wagner served as Managing Director of M2 Capital. From April 1989 through June 1998, Mr. Wagner served as Managing Director for Bankers Trust/BT Alex Brown.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE
ELECTION OF ALL OF THE NOMINEES FOR THE OFFICE OF DIRECTOR.

Meetings and Committees of the Board of Directors

        The Board of Directors has an Audit Committee and Compensation Committee but does not currently have a Nominating Committee. Functions typically performed by a nominating committee are performed by the Compensation Committee.

        The Audit Committee, which is composed of Robert Manning, Gerald Pientka and Robert Wagner, met seven times during 2002. The Company believes that Messrs. Manning, Pientka and Wagner are independent as defined by Section 121(A) of The American Stock Exchange listing standards. However, none is regarded as a "financial expert", as defined in SEC Regulation S-B. We are attempting to find an individual who would meet the requirements for a financial expert and is willing to serve as a director and as a member of our Audit Committee. The Board of Directors adopted an Audit Committee Charter effective April 19, 2000, which was amended effective January 31, 2001 to combine the Conflicts Committee with the Audit Committee. The Audit Committee's responsibilities are to: (1) review and recommend to the Board of Directors the independent auditors to be selected to audit the financial statements of the Company and to review the auditor's fees to determine whether they are appropriate for the services rendered; (2) meet with the independent auditors and management of the Company to review the scope of the proposed audit for the current year and the audit procedures to be performed and, at the conclusion of the audit, review the results of the audit, including any comments or recommendations of the auditors; (3) confirm the independence of the auditors; (4) review with the auditors, together with the Company's financial and accounting personnel, the adequacy and effectiveness of the Company's internal controls and recommendations for improving internal controls; (5) review legal and regulatory matters that may have a material effect on the financial statements; (6) inquire of the qualitative judgments of the auditors regarding the appropriateness and acceptability of accounting principles used and the clarity of financial disclosures made; (7) review with the auditors, together with management of the Company, the financial statements contained in the annual report to shareholders; (8) discuss with the Company's management and general counsel any legal matters that may have a material impact on the Company's financial statements, and any material reports or inquiries from regulatory or governmental agencies; (9) review any management consulting services provided by the auditors; and (10) review transactions involving the Company and its officers, directors, affiliates and significant shareholders.

        The Compensation Committee, which is composed of Robert Manning, Gerald Pientka and Robert Wagner, was formed on January 31, 2001 upon the Board of Directors' adoption of a Compensation Committee Charter. The Compensation Committee held four meetings during 2002. The Compensation Committee's responsibilities are to: (1) review and recommend to the Board of Directors the annual salary, bonus, stock options and other benefits of the senior executives; (2) review executive compensation programs and the administration thereof; (3) plan for executive development and succession; (4) review expense accounts and fringe benefits of executive management; (5) administer the Company's stock option and stock incentive programs; and (6) review and recommend to the Board of Directors, the nomination of members to the Board of Directors and (7) review and recommend to the Board of Directors, the compensation of members of the Board of Directors.

        During the fiscal year ended December 31, 2002, the Board of Directors held eight formal meetings. In addition, there were seven meetings of the Audit Committee and four meetings of the Compensation Committee. During 2002, all members of the Board of Directors attended at least 75% of the total of all board meetings and applicable committee meetings except Mr. Brace, who attended 63% of such meetings.

AUDIT COMMITTEE REPORT

        The Audit Committee oversees our financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and their reporting process, including the systems of internal controls. In fulfilling their oversight responsibilities, the Committee has reviewed and discussed the Company's audited consolidated financial statements in the Annual Report with management, including a discussion of the quality (not just the acceptability) of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

        Management is responsible for the Company's internal controls and the financial reporting process. BDO Seidman, LLP, the Company's independent auditor, is responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards. The Audit Committee's responsibility is to monitor and oversee these processes.

        In this context, the Audit Committee reviewed and discussed the audited financial statements with both management and BDO Seidman, LLP. Specifically, the Audit Committee has discussed with BDO Seidman, LLP matters required to be discussed by Statements on Auditing Standards (SAS) 61 (Codification of Statements on Auditing Standards, AU Section 380), as modified by SAS 91.

        The Audit Committee received from BDO Seidman, LLP the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and has discussed with BDO Seidman, LLP the issue of its independence from the Company.

        BDO Seidman, LLP billed the Company for serviced performed for fiscal years 2002 and 2001 as follows:

	2002	2001
Audit Fees	$105,265	$121,960
Audit Related Fees	—	—
Tax Fees	5,650	6,303
All Other Fees	—	—

        During 2001, the Company incurred $61,080 related to the audit of the fiscal 2001 financial statements. The balance of $60,880 was attributable to $22,570 incurred for reviews conducted by BDO of the Company's 2001 quarterly financial statements, $22,025 for reviews of a registration statement, along with related amendments filed during 2001 and $10,480 for reviews conducted pursuant to the Company's issuance of its Series A Convertible Preferred Stock. The balance was attributable to discussions and reviews of various miscellaneous matters, including a review of the Company's proxy statement filed during 2001. Tax fees of $6,303 incurred during 2001 were attributable to services related to the preparation of the Company's 2001 federal and state income tax returns.

        During 2002, the Company incurred $105,265 of audit fees, of which $66,125 related to the audit of the fiscal 2002 financial statements, $22,580 related to reviews conducted by BDO of the Company's 2002 quarterly financial statements, $5,790 related to reviews of amendments filed to the Company's registration statement, $6,500 related to meetings and discussions involving BDO and our Audit Committee, and the balance attributable to miscellaneous services, including a review of the Company's proxy statement and a review of the Company's goodwill appraisal. Tax fees totaling $5,650 were attributable to the preparation of the Company's federal and state tax returns for 2002.

        Based on the Audit Committee's review of the audited financial statements and its discussions with management and BDO Seidman, LLP noted above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2002. The Committee and the Board recommended, subject to shareholder ratification, the selection of BDO Seidman, LLP, as the Company's independent auditor.

                      MEMBERS OF THE AUDIT COMMITTEE
                      Robert J. Manning
                      Gerald A. Pientka
                      Robert D. Wagner, Jr.

EXECUTIVE OFFICERS

        The table below identifies our executive officers who are not identified in the table under "Nominees."

Executive Officers

Name	Age	Position
Jeffrey R. Mistarz	45	Executive Vice President, Chief Financial Officer and Treasurer

        Jeffrey R. Mistarz has been our chief financial officer since January 2000, our treasurer since October 2000 and an executive vice president since November 2002. From January 1994 until joining us, Mr. Mistarz served as chief financial officer for Nucon Corporation, a privately held manufacturer of material handling products and systems, responsible for all areas of finance and accounting, managing capital and shareholder relations. Prior to joining Nucon, Mr. Mistarz was with First Chicago Corporation (now Bank One Corporation) for 12 years where he held several positions in corporate lending, investment banking and credit strategy.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16 of the Securities Exchange Act of 1934 requires our directors and officers (as defined in Section 16) and persons who beneficially own greater than 10% of a registered class of our equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. The required reports consist of initial statements on Form 3, statements of changes on Form 4 and annual statements on Form 5. Based solely on our review of the reports we have received and on written representations from our officers who are reporting persons, we believe that during 2002 all Section 16 filing requirements applicable to our directors, officers and 10% beneficial owners were complied with by these persons except as follows: Mr. Mitola failed to report a Form 5 transaction; Mr. Stelter was late in reporting two Form 4 transactions; Mr. McEneely was late in reporting two Form 4 transactions and failed to report one Form 4 transaction; Mr. Conant was late in reporting two Form 4 transactions and failed to report one Form 4 transaction; and, NCVC, LLC was late in reporting two Form 4 transactions and failed to file one Form 4 transaction.

EXECUTIVE COMPENSATION

Summary Compensation Table

        The following table summarizes the total compensation paid or awarded to each of our named executive officers whose total compensation exceeded $100,000 during the fiscal year ended December 31, 2002 and for each of our fiscal years ended December 31, 2001 and 2000. No bonuses were earned during the fiscal year ended December 31, 2002.

		Annual Compensation							Long Term Compensation
Name and Principal Position	Period	Salary ($)		Bonus ($)		Other Annual Compensation ($)			Securities Underlying Options (#)
John P. Mitola(1) our chief executive officer and director	12/31/02 12/31/01 12/31/00	$ $ $	337,821 350,000 350,000	$	— — 140,000	$ $ $	14,679(5 14,370(5 9,190(5	) ) )	— — 1,000,000
Jeffrey R. Mistarz(2) our executive vice president, chief financial officer and treasurer	12/31/02 12/31/01 12/31/00	$ $ $	172,308 175,000 175,000	$	— — 70,000	$ $ $	7,945(6 7,567(6 2,320(6	) ) )	— — 200,000
Greg M. Rice(3) our former senior vice president and general counsel	12/31/02 12/31/01 12/31/00	$ $ $	147,692 150,000 75,000	$	— — 40,000		$882(7 — —)		— — 150,000
William A. Karambelas(4) our senior vice president of sales	12/31/02 12/31/01 12/31/00	$ $	202,789 167,197 —		— — —	$ $	1,575(8 110(8 —	) )	— 150,000 —

(1)
Mr. Mitola entered into an employment agreement with us on November 18, 1999 for a term of three years, which became effective on January 3, 2000 and ending on December 31, 2002. Effective as of January 1, 2000, options with an exercise price of $7.00 per share that vest over the term of the agreement were granted to Mr. Mitola pursuant to his employment agreement.

  Effective January 1, 2003, we entered into a new employment agreement with Mr. Mitola for a three-year period ending on December 31, 2005. The new agreement, which was structured to place more emphasis on achieving important corporate milestones, reduced Mr. Mitola's base salary to $250,000 per year, but provides for a discretionary bonus of up to one-hundred percent of his annual salary payable if he meets or exceeds certain annual goals as established by the Board of Directors, and a guaranteed bonus of an additional $250,000 upon the achievement of two consecutive calendar quarters of positive net income by the Company as reflected in periodic reports filed with the Securities and Exchange Commission. The agreement provides for a monthly automobile allowance of $550 and the reimbursement of Mr. Mitola's business related expenses. In addition, under the new employment agreement, we granted to Mr. Mitola an option to purchase 750,000 shares of our common stock at a price per share which is equal to the average closing price of the Company's common stock as measured over the thirty (30) trading day period prior to the effective date of the contract (January 10, 2003), but not less than the closing price per share on the effective date. The grant price was established as $0.845 per share, which was equal to the 30-day average closing price of our stock prior to the effective date. The closing price on the effective date (January 10, 2003) was $0.70 per share. These options vest 250,000 shares each on December 31, 2003, 2004 and 2005.

(2)
Mr. Mistarz entered into an employment agreement with us effective January 14, 2000 for a term of three years beginning on January 1, 2000 and ending on December 31, 2002. As part of the employment agreement, Mr. Mistarz was granted options with an exercise price of $7.00 per share that vest over the term of the agreement.

  Effective January 1, 2003, we entered into a new employment agreement with Mr. Mistarz for a three-year period ending on December 31, 2005. The new agreement provides for an annual base salary of $175,000 through December 31, 2003, increasing to $210,000 effective January 1, 2004 through December 31, 2005. In addition, Mr. Mistarz is eligible to participate in an annual bonus plan with certain other management employees. The new agreement provides Mr. Mistarz with options to purchase 400,000 shares of our common stock at a price of $1.00 per share, which options vest 133,334 shares on December 31, 2003 and 133,333 shares each on December 31, 2004 and 2005.

(3)
Mr. Rice's employment with the Company became effective on July 5, 2000. Mr. Rice was not an executive officer of the Company but is included for purposes of compensation disclosure. As part of Mr. Rice's offer of employment, he was granted options with an exercise price of $7.00 per share that vest over a three-year period. Mr. Rice resigned his position with the Company effective February 7, 2003.

(4)
Mr. Karambelas' employment with the Company became effective on April 1, 2001. Mr. Karambelas is not an executive officer of the Company but is included for purposes of compensation disclosure. As part of Mr. Karambelas' offer of employment, he was granted options with an exercise price of $7.00 per share that vest over a three-year period.

(5)
This represents a monthly auto allowance of $550 and the cost of life insurance and long-term disability insurance for Mr. Mitola.

(6)
This represents the cost of life insurance and long-term disability insurance for Mr. Mistarz.

(7)
This represents the cost of long-term disability insurance for Mr. Rice.

(8)
This represents the cost of long-term disability insurance for Mr. Karambelas.

Option/SAR Grants in 2002

        The following table sets forth information regarding stock option grants made to our executive officers during the fiscal year ended December 31, 2002.

Name	Period	Number of Shares Underlying Options Granted (#)	Percent of Total Options Granted to Employees in Period	Exercise of Base Price ($/SH)	Expiration Date
John P. Mitola	12/31/02	—	—	—	—
Jeffrey R. Mistarz	12/31/02	—	—	—	—
Greg M. Rice	12/31/02	—	—	—	—
William A. Karambelas	12/31/02	—	—	—	—

Aggregated Option/SAR Exercises in 2002 and December 31, 2002 Option/SAR Values

        The following table sets forth information regarding the number and value of unexercised options held by each of our named executive and principal officers as of December 31, 2002. None of our named executive or principal officers hold any stock appreciation rights and none of them exercised any options during the fiscal year ended December 31, 2002.

Name	Shares Acquired on Exercise (#)	Value Realized	Number of Securities Underlying Unexercised Options/SARs at Fiscal Year End # Exercisable/Unexercisable	Value of Unexercised In-The-Money Options/SARs at Fiscal Year-End ($) Exercisable/Unexercisable
John P. Mitola	—	—	1,000,000/0	$0/$0(1)
Jeffrey R. Mistarz	—	—	133,334/66,666	$0/$0(1)
Greg M. Rice	—	—	37,500/112,500	$0/$0(1)
William A. Karambelas	—	—	37,500/112,500	$0/$0(1)

(1)
These figures reflect that the exercise price per option of $7.00 per share was greater than the closing market price of our Common Stock as reported on The American Stock Exchange on December 31, 2002, which was $0.77 per share.

Long-Term Incentive Plans—Awards in 2002

Estimated Future Payouts Under Non-Stock Price-Based Plans
Performance or Other Period Until Maturation or Payout
Name	Number of Shares, Units or Other Rights		Threshold ($ or #)	Target ($ or #)	Maximum ($ or #)
John P. Mitola	—	—	—	—	—
Jeffrey R. Mistarz	—	—	—	—	—
Greg M. Rice	—	—	—	—	—
William A. Karambelas	—	—	—	—	—

        As of December 31, 2002, the Company had not adopted, nor made any awards, under a long-term incentive plan.

Equity Compensation Plan Information

        The following table provides information about our common stock that may be issued upon the exercise of options, warrants and rights under all of our existing equity compensation plans as of

December 31, 2002, including options granted to certain of our employees on a discretionary non-plan basis and under our 2001 Employee Stock Incentive Plan.

Plan Category	(a) Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	(b) Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	(c) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))	(d) Total of Securities Reflected in Columns (a) and (c)
Equity Compensation Plans Approved by Shareholders(1)(3)	625,000	$1.24	675,000	1,300,000
Equity Compensation Plans Not Approved by Shareholders(2)	8,523,848	$3.96	-0-	8,523,848

TOTALS	9,148,848	$3.78	675,000	9,823,848

(1)
The 2001 Employee Stock Incentive Plan ("Plan") was approved by the Company's stockholders at the 2001 Annual Meeting of Stockholders. The Plan called for 800,000 shares of the Company's Common Stock be reserved for issuance upon approval of the Plan by the Company stockholders and additional reserves of 500,000 shares of the Company's Common Stock on each January 1, beginning January 1, 2002.

(2)
Prior to the adoption of the 2001 Employee Stock Incentive Plan, the Company had granted to its directors and certain of its employees stock options on a discretionary basis. These grants were not made pursuant to any formal plan. Grants made to directors and employees pursuant to this method were discontinued following adoption of the Plan.

(3)
The Company grants stock options to its non-employee directors pursuant to a Directors Stock Option Plan (See "Compensation of Directors" below), which grants are included in this category.

Stock Options and Incentive Compensation

        During the Company's 2001 Annual Meeting of Stockholders held on August 30, 2001, our stockholders approved the adoption of the 2001 Stock Incentive Plan (the "Plan"), which provides that up to 800,000 shares of the Company's common stock, par value $0.0001 ("Common Stock") may be delivered under the Plan to certain employees and directors of the Company or any of its subsidiaries. In addition, the Plan provides for an additional 500,000 shares of Common Stock to be reserved on January 1 of each succeeding year, beginning January 1, 2002. The awards to be granted under the Plan may be incentive stock options eligible for favored treatment under Section 422 of the Internal Revenue code of 1986, as amended from time to time, or non-qualified options that are not eligible for such treatment or stock of the Company, which may be subject to contingencies or restrictions. Approximately 38 employees, officers and directors of the Company are currently eligible to participate in the Plan.

        As of July 22, 2003, there were 1,800,000 shares of Common Stock reserved under the Plan. There were grants totaling 225,000 shares of the Company's common stock under the Plan during 2001 and grants totaling 450,000 shares during 2002.

Compensation of Directors

        All non-employee directors, excluding founder-directors (the "Eligible Directors") receive grants of stock options pursuant to the Directors' Stock Option Plan. Upon appointment to the board of directors, each Eligible Director is granted options to purchase 75,000 shares of the Company's common stock at an exercise price that is equal to the closing price of the Company's common stock on the grant date. These options vest one-third on the grant date and one-third on January 1 of each of the two succeeding years. In addition, if an Eligible Director is serving as director on his or her annual anniversary date of appointment, such director is granted options to purchase 25,000 shares of the Company's common stock on that grant date. These options vest one-third on the grant date and one-third on each of the two succeeding anniversary dates.

        Directors who are also employees of the Company receive no additional compensation for their services as directors. Directors who are not employees of the Company (excluding founder-directors) are eligible to be awarded stock options. All non-employee directors are reimbursed for travel expenses and other out-of-pocket costs incurred in connection with their attendance at board and committee meetings.

Employment Contracts, Termination of Employment and Change-in-Control Arrangements

John Mitola

        Effective January 3, 2000, we entered into an employment agreement with John Mitola, our chief executive officer, for a three-year period ending on December 31, 2002. The agreement provided for a base salary of $350,000 per year and a discretionary bonus of up to forty percent (40%) of his annual salary payable if we meet or exceed the terms of our annual business plan. The agreement also provided for a monthly automobile allowance of $550 and the reimbursement of Mr. Mitola's business-related cellular phone calls.

        Under the employment agreement, we granted to Mr. Mitola an option to purchase 1,000,000 shares of our common stock at $7.00 per share which became exercisable with respect to 333,334 shares on December 31, 2000, 333,333 shares on December 31, 2001 and 333,333 shares on December 31, 2002. Mr. Mitola has piggyback registration rights with respect to all shares of our stock obtained through the exercise of these options but has waived such rights in certain respects with respect to registrations undertaken on behalf of the holders of our Series A Convertible Preferred Stock and Series C Convertible Preferred Stock.

        Effective January 1, 2003, we entered into a new employment agreement with Mr. Mitola for a three-year period ending on December 31, 2005. The new agreement, which was structured to place more emphasis on achieving important corporate milestones, reduced Mr. Mitola's base salary to $250,000 per year, but provides for a discretionary bonus of up to one-hundred percent of his annual salary payable if he meets or exceeds certain annual goals as established by the Board of Directors, and a guaranteed bonus of an additional $250,000 upon the achievement of two consecutive calendar quarters of positive net income by the Company as reflected in periodic reports filed with the Securities and Exchange Commission. The agreement provides for a monthly automobile allowance of $550 and the reimbursement of Mr. Mitola's business related expenses. In addition, under the new employment agreement, we granted to Mr. Mitola an option to purchase 750,000 shares of our common stock at a price of $0.845 per share, which is equal to the average closing price of the Company's common stock as measured over the thirty (30) trading day period prior to the effective day of the contract, but is not less than the $0.70 per share closing price on January 10, 2003, the effective date of Mr. Mitola's contract. These options vest 250,000 shares each on December 31, 2003, 2004 and 2005.

        The employment agreement imposes on Mr. Mitola non-competition, non-solicitation and confidentiality agreements.

Jeffrey Mistarz

        On January 14, 2000, we entered into an employment agreement with Jeffrey Mistarz, our chief financial officer and treasurer, for a term of three years commencing on January 1, 2000 and ending on December 31, 2002. The agreement provided for a salary of $175,000 per year and a discretionary bonus payable if Mr. Mistarz attained established performance goals to be agreed upon by Mr. Mistarz and our chief executive officer. The agreement also provided for the reimbursement of Mr. Mistarz's business expenses such as business-related cellular phone calls.

        Under the employment agreement, we granted to Mr. Mistarz an option to purchase 200,000 shares of our common stock at $7.00 per share which vested with respect to 66,667 shares on December 31, 2000, 66,667 shares on December 31, 2001 and 66,666 shares on December 31, 2002. Of the vested options, 22,223 became exercisable on December 31, 2000, 44,446 became exercisable on December 31, 2001, and 66,668 became exercisable on December 31, 2002. Mr. Mistarz has piggyback registration rights with respect to all shares of our stock obtained through the exercise of these options but has waived such rights in certain respects with respect to registrations undertaken on behalf of the holders of our Series A Convertible Preferred Stock and Series C Convertible Preferred Stock.

        Effective January 1, 2003, we entered into a new employment agreement with Mr. Mistarz for a three-year period ending on December 31, 2005. The new agreement provides for an annual base salary of $175,000 through December 31, 2003, increasing to $210,000 effective January 1, 2004 through December 31, 2005. In addition, Mr. Mistarz is eligible to participate in an annual bonus plan with certain other management employees. The new agreement provides Mr. Mistarz with options to purchase 400,000 shares of our common stock at a price of $1.00 per share, which options vest 133,334 shares on December 31, 2003 and 133,333 shares each on December 31, 2004 and 2005.

        The employment agreement imposes on Mr. Mistarz non-competition, non-solicitation and confidentiality agreements.

Report on Repricing of Options/SARs

        During the fiscal year ended December 31, 2002, the Company did not adjust or amend the exercise price of stock options or SARs previously awarded to any of our named executive or principal officers.

SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT

        The following table contains information regarding the beneficial ownership of our Common Stock as of July 22, 2003, by (1) each person known by us to beneficially own more than 5% of the outstanding shares of any class of our voting securities, (2) each of our directors and executive officers, and (3) all directors and executive officers as a group. The table lists the applicable percentage of beneficial ownership based on 34,148,022 shares of Common Stock, 2,281,108 shares of Series A Convertible Preferred Stock, 222,356 shares of Series C Convertible Preferred Stock and 150,167 shares of Series D Convertible Preferred Stock outstanding as of July 22, 2003. Beneficial ownership is determined in accordance with rules of the Securities and Exchange Commission, and, unless otherwise indicated, the persons named in the table have sole voting and investment power with respect to the shares beneficially owned by them. Except as otherwise noted, the address of each person listed in the following table is c/o Electric City Corp., 1280 Landmeier Road, Elk Grove Village, Illinois 60007-2410.

Name	Common Stock Beneficially Owned		Percent of Common Stock Beneficially Owned
Joseph C. Marino	9,349,470	(1)	25.76%
Pino Manufacturing, LLC	8,459,852	(1)	23.60%
NCVC, L.L.C (2)	4,728,997	(3)	13.45%
Victor L. Conant	4,728,997	(3)	13.45%
Kevin P. McEneely	4,728,997	(3)	13.45%
DYDX Consulting LLC(4)	3,260,000	(5)	9.29%
Nikolas Konstant	3,260,000	(5)	9.29%
Newcourt Capital Securities, Inc.(6)	3,314,830		8.85%
Newcourt Capital USA, Inc.(7)	8,940,207		20.79%
Morgan Stanley Dean Witter Equity Funding, Inc.(7)	5,665,527		14.26%
Leaf Mountain Company, LLC(8)	3,977,007		10.44%
Cinergy Ventures II, LLC(10)(11)(12)	5,401,494		13.68%
SF Capital Partners(10)(11)(13)(14)	3,668,967		9.99%
Richard Kiphart(9)(10)(11)(15)	7,821,733		18.88%
Munder Power Plus Fund, a series of the Munder Funds, Inc.(16)	1,733,336		5.02%
John P. Mitola	1,009,750	(17)	2.87%
Michael S. Stelter	1,098,152	(18)	3.22%
Robert J. Manning	118,667	(19)	*
David Asplund(10)(11)	472,873	(20)	1.37%
Frederic F. Brace	83,334	(21)	*
Gerald A. Pientka	137,667	(22)	*
Robert D. Wagner	83,334	(23)	*
Jeffrey R. Mistarz	142,533	(24)	*
All directors and executive officers as a group (10 persons)**	7,783,639		21.03%

*
Denotes beneficial ownership of less than 1%

**
Eliminates duplication

        The following tables contain information regarding the beneficial ownership of our Series A Convertible Preferred Stock, Series C Convertible Preferred Stock and Series D Convertible Preferred Stock as of July 22, 2003, by (1) each person known by us to own more than 5% of the outstanding shares of our Series A Convertible Preferred Stock, Series C Convertible Preferred Stock or Series D Convertible

Preferred Stock, and (2) one of our directors, who is a holder of both our Series A Convertible Preferred Stock and Series D Convertible Preferred Stock. The tables list the applicable percentage of beneficial ownership based on 2,281,108 shares of Series A Convertible Preferred Stock, 222,356 shares of Series C Convertible Preferred Stock and 150,167 shares of Series D Convertible Preferred Stock outstanding as of July 22, 2003. Beneficial ownership is determined in accordance with rules of the Securities and Exchange Commission, and, unless otherwise indicated, the persons named in the table have sole voting and investment power with respect to the shares beneficially owned by them.

Name	Series A Preferred Stock Beneficially Owned	Percent of Series A Preferred Stock Beneficially Owned
Newcourt Capital USA, Inc	479,516(25)	21.0%
Morgan Stanley Dean Witter Equity Funding, Inc	483,531(25)	21.2%
Leaf Mountain Company LLC	351,001(25)	15.4%
Cinergy Ventures II, LLC	386,825(25)	17.0%
Richard Kiphart	338,472(25)	14.8%
SF Capital Partners	193,412(25)	8.5%
David Asplund	24,177(25)	1.1%
Name	Series C Preferred Stock Beneficially Owned	Percent of Series C Preferred Stock Beneficially Owned
Richard Kiphart	222,356(26)	100%
Name	Series D Preferred Stock Beneficially Owned	Percent of Series D Preferred Stock Beneficially Owned
Cinergy Ventures II, LLC	75,067(27)	40.0%
Richard Kiphart	65,684(27)	35.0%
SF Capital Partners	37,533(27)	20.0%
David Asplund	4,691(27)	2.5%

(1)
Includes (a) options to purchase 450,000 shares issuable upon exercise of options held by Mr. Marino that are currently exercisable, (b) 439,618 shares held of record by Mr. Marino, (c) 6,759,852 shares held of record by Pino Manufacturing, LLC and (d) 1,700,000 shares issuable upon exercise of options held by Pino Manufacturing, LLC that are currently exercisable. Mr. Marino holds a 100% membership interest in Pino and, in such capacity, has sole voting and investment power with respect to the shares of Common Stock held by Pino. Therefore, Mr. Marino is deemed to be the beneficial owner of these shares.

(2)
The business address of NCVC, L.L.C. ("NCVC) is 6245 West Howard St., Niles, Illinois 60714.

(3)
Consists of 3,728,997 shares held of record by NCVC and options to acquire 1,000,000 shares of our Common Stock at $1.10 per share. Messrs. Conant and McEneely are managing members of NCVC, and, in said capacities, share voting and investment power with respect to the shares of Common Stock held by NCVC. Accordingly, each is deemed to be a beneficial owner of these shares.

(4)
The business address of DYDX Consulting, LLC ("DYDX") is 221 N. LaSalle Street, Suite 3900, Chicago, Illinois 60601.

(5)
Includes 2,312,454 shares held of record by DYDX and options to acquire 947,546 shares of our Common Stock at $1.10 per share. Mr. Konstant is the sole member of DYDX and, accordingly, is deemed to be the beneficial owner of these shares.

(6)
Newcourt Capital Securities, Inc. ("Newcourt Capital Securities"), a registered broker-dealer, was issued warrants to purchase 3,314,830 shares of the Company's Common Stock at a price of $1.00 per share in consideration for purchasing $3,200,000 of Convertible Senior Subordinated Promissory

  Notes from the Company during the second quarter of 2001 and for acting as placement agent for the Company's issuance of its Series A Convertible Preferred Stock, which transaction closed on September 7, 2001 (see following note). Newcourt Capital Securities, Inc. is a wholly owned subsidiary of Newcourt Capital USA, Inc. Accordingly, Newcourt Capital USA is deemed to be the beneficial owner of shares held by Newcourt Capital Securities.

(7)
On September 7, 2001, we closed our Series A Convertible Preferred Stock transaction with a group of investors and issued the following securities for an aggregate purchase price of $16,000,000:

•
400,000 shares of our Series A Convertible Preferred Stock ("Series A Preferred Stock") to each of Newcourt Capital USA, Inc. ("Newcourt"), Duke Capital Partners, LLC ("Duke Capital"), and EP Power Finance, L.L.C. ("EPP"), 380,000 shares of our Series A Convertible Preferred Stock to Morgan Stanley Dean Witter Equity Funding, Inc. ("Morgan Stanley") and 20,000 shares of our Series A Convertible Preferred Stock to Originators Investment Plan, L.P. ("OIP"). OIP is an affiliate of Morgan Stanley and therefore, Morgan Stanley is deemed to be the beneficial owner of shares held by OIP. Each share of Series A Preferred Stock is convertible into 10 shares of our common stock.

•
Warrants to purchase 100,000 shares of our Series A Preferred Stock to each of Newcourt, Duke Capital and EPP, warrants to purchase 95,000 shares of our Series A Preferred Stock to Morgan Stanley and warrants to purchase 5,000 shares of our Series A Preferred Stock to OIP. These warrants remained unexercised and expired on August 31, 2002.

•
80,217 shares of our Common Stock to each of Newcourt, Duke Capital and EPP, 76,206 shares of our Common Stock to Morgan Stanley and 4,011 shares of our common stock to OIP.

•
Warrants to purchase 750,000 shares of our Common Stock to each of Newcourt, Duke Capital and EPP, warrants to purchase 712,500 shares of our Common Stock to Morgan Stanley and warrants to purchase 37,500 shares of our Common Stock to OIP. These warrants are initially exercisable at $1.00 per share.

        Additional information regarding each of these investors (except Duke Capital and EPP, which are discussed in Note 10) is as follows:

  •
  The business address of Newcourt Capital USA, Inc. is 1211 Avenue of the Americas, 22nd Floor, New York, New York 10036.

  •
  The business address of Morgan Stanley Dean Witter Equity Funding, Inc. is 1585 Broadway, New York, New York 10036.

  •
  MSDW OIP Investors, Inc., is an affiliate of Morgan Stanley Dean Witter Equity Funding, Inc., and is also the sole general partner of OIP. The business address of Originators Investment Plan, L.P. is 1585 Broadway, New York, New York 10036.

(8)
On November 29, 2001, we closed on an additional issuance of our Series A Convertible Preferred Stock with Leaf Mountain Company, LLC ("Leaf Mountain") and issued the following securities for an aggregate purchase price of $3,000,000:

•
300,000 shares of our Series A Preferred Stock. Each share of Series A Preferred Stock is convertible into 10 shares of our Common Stock.

•
Warrants to purchase 75,000 shares of our Series A Preferred Stock. These warrants remained unexercised and expired on November 29, 2002.

•
45,122 shares of our common stock.

•
Warrants to purchase 421,875 shares of our Common Stock. These warrants are initially exercisable at $1.00 per share.

  •
  The Company has declared and paid dividends on the aforementioned preferred stock in the form of additional shares of preferred stock. As of July 22, 2003, the additional shares of Series A Preferred Stock issued as dividends total 51,001 shares.

        Additional information regarding Leaf Mountain is as follows:

  •
  The business address of Leaf Mountain is 190 South LaSalle Street, Suite 1700, Chicago, Illinois, 60603.

  •
  Mr. Gerald Pientka, who is one of our directors, is also a member of Leaf Mountain. Of the $3,000,000 invested by Leaf Mountain in the Company's Series A Convertible Preferred Stock, Mr. Pientka, through Leaf Mountain, contributed $75,000. Mr. Pientka was not aware of any matters involving or affecting the Company that were not disclosed to Leaf Mountain by the Company during the due diligence review conducted prior to the closing of the transaction.

(9)
On May 22, 2002, our board of directors approved the designation of up to 337,500 shares of our preferred stock as "Series C Convertible Preferred Stock" and approved the issuance of such stock. On June 4, 2002, we closed on an issuance of our Series C Convertible Preferred Stock with Mr. Richard Kiphart, an individual, and issued the following securities for an aggregate purchase price of $2,000,000:

•
200,000 shares of our Series C Convertible Preferred Stock. Each share of Series C Convertible Preferred Stock is convertible into 10 shares of our Common Stock.

•
Warrants to purchase 50,000 shares of our Series C Convertible Preferred Stock. These warrants remained unexercised and expired on June 4, 2003.

•
30,082 shares of our Common Stock.

•
Warrants to purchase 281,250 shares of our Common Stock. These warrants are initially exercisable at $1.00 per share.

        Additional information regarding Mr. Kiphart is as follows:

  •
  The business address of Mr. Kiphart is c/o William Blair & Company, LLC, 222 W. Adams Street, Chicago, Illinois 60606.

(10)
Effective June 27, 2003, each of Duke Capital and EPP closed on a sale of their holdings of our Series A Preferred, including all dividends paid through the closing date, along with their holdings of our Common Stock and warrants to purchase Common Stock originally acquired by each on September 7, 2001. Duke Capital and EPP each sold, in equal parts, the following securities: 471,737 shares of Series A Preferred (including 71,737 shares of Series A Preferred paid as dividends through March 30, 2003), 80,217 shares of Common Stock and warrants to purchase 750,000 shares of Common Stock at an initial exercise price of $1.00 per share. The purchasers included the following:

•
Cinergy Ventures II, LLC purchased 387,329 shares of Series A Preferred, 64,173 shares of Common Stock and acquired warrants to purchase 600,000 shares of Common Stock.

•
Mr. Richard Kiphart purchased 330,216 shares of Series A Preferred, 56,152 shares of Common Stock and acquired warrants to purchase 525,000 shares of Common Stock.

•
SF Capital Partners purchased 188,695 shares of Series A Preferred, 32,087 shares of Common Stock and acquired warrants to purchase 300,000 shares of Common Stock.

•
The John Thomas Hurvis Revocable Trust purchased 23,587 shares of Series A Preferred, 4,011 shares of Common Stock and acquired warrants to purchase 37,500 shares of Common Stock.

•
Mr. David Asplund purchased 23,587 shares of Series A Preferred, 4,011 shares of Common Stock and acquired warrants to purchase 37,500 shares of Common Stock.

(11)
On June 20, 2003 our board of directors approved the designation of up to 274,100 shares of our preferred stock as "Series D Convertible Preferred Stock" and approved the issuance of such stock. Effective June 27, 2003, we closed on an issuance of our Series D Convertible Preferred Stock ("Series D Preferred") with the same aforementioned parties, and issued the following securities for an aggregate purchase price of $1,500,000:

•
Cinergy Ventures II, LLC purchased 60,000 shares of Series A Preferred, warrants to purchase 15,000 shares of Series D Preferred at an initial price of $10.00 per share, 9,025 shares of Common Stock and warrants to purchase 84,375 shares of Common Stock at an initial price of $1.00 per share.

•
Mr. Richard Kiphart purchased 52,500 shares of Series D Preferred, warrants to purchase 13,125 shares of Series D Preferred at an initial price of $10.00 per share, 7,897 shares of Common Stock and warrants to purchase 73,829 shares of Common Stock at an initial price of $1.00 per share.

•
SF Capital Partners purchased 30,000 shares of Series D Preferred, warrants to purchase 7,500 shares of Series D Preferred at an initial price of $10.00 per share, 4,512 shares of Common Stock and warrants to purchase 42,188 shares of Common Stock at an initial price of $1.00 per share.

•
The John Thomas Hurvis Revocable Trust purchased 3,750 shares of Series D Preferred, warrants to purchase 938 shares of Series D Preferred at an initial price of $10.00 per share, 564 shares of Common Stock and warrants to purchase 5,273 shares of Common Stock at an initial price of $1.00 per share.

•
Mr. David Asplund purchased 3,750 shares of Series D Preferred, warrants to purchase 938 shares of Series D Preferred at an initial price of $10.00 per share, 564 shares of Common Stock and warrants to purchase 5,273 shares of Common Stock at an initial price of $1.00 per share.

        Additional information regarding the purchasers of our Series D Preferred is as follows:

  •
  Cinergy Technologies, Inc. is a wholly-owned subsidiary of Cinergy Corp. and is also the sole member of Cinergy Ventures II, LLC. The business address of Cinergy Ventures II, LLC is 139 East Fourth Street, Cincinnati, Ohio 45202.

  •
  Mr. Richard Kiphart is also the sole holder of our Series C Convertible Preferred Stock. Additional information regarding Mr. Kiphart is disclosed in Note 9.

  •
  SF Capital Partners, Ltd. is a British Virgin Island company. Staro Asset Management, L.L.C., a Wisconsin limited liability company, acts as investment manager and has sole power to direct the management of SF Capital Partners. Through Staro Asset Management, Mr. Michael A. Roth and Brian J. Stark possess sole voting and dispositive power over the shares of Series A Preferred, Series D Preferred and Common Stock acquired through the Series D Preferred transaction and the private party purchase of Series A Preferred from Duke Capital and EPP.

  •
  Mr. David Asplund is one of our directors (See—"Proposal 1—Election of Directors" for additional information regarding Mr. Asplund).

(12)
Options granted pursuant to the Directors' Stock Option Plan are included in the shares held by Cinergy Ventures II, LLC. The policy of Cinergy Ventures II, LLC, who is Mr. Kushman's employer, provide that director compensation be paid to the company rather than the individual. During July 2003, effective upon Mr. Kushman's appointment as one of our directors, Cinergy Ventures II, LLC was granted options to purchase 75,000 shares of our common stock, of which 25,000 vested shares are reflected in this total.

(13)
On February 27, 2003, we closed a private placement issuance of our common stock with SF Capital Partners Ltd. and issued 1,086,957 shares of our common stock, along with warrants to purchase 300,000 shares of common stock at an initial exercise price of $0.92 per share.

(14)
Includes 1,123,556 shares of common stock and 2,234,460 shares of common stock issuable upon conversion of shares of the Company's Series A and Series D Convertible Preferred Stock and 310,961 shares of common stock issuable upon exercise of warrants held by SF Capital, but excludes 406,227 additional shares of common stock that may become issuable pursuant to these warrants. The warrants held by SF Capital, which entitle it to purchase up to 717,188 share of common stock, contain provisions known as "exercise caps" which prohibit the holder of the Warrants (and its affiliates) from exercising such warrants to the extent that giving effect to such exercise, such holder would beneficially own in excess of 4.999% and 9.999% of the Company's outstanding common stock, as the case may be. The holder can waive the 4.999% limit, but such waiver will not become effective until the 61st day after such notice is delivered to the Company, and these limits will not restrict the number of shares of Common Stock which a holder may receive or beneficially own in order to determine the amount of securities or other consideration that such holder may receive in the event of a merger or other business combination or reclassification involving the Company. The amounts set forth in the table reflect the operation of such exercise caps in that we have not included 406,227 of the 717,188 shares of common stock issuable pursuant to such warrants as SF Capital has advised us that it does not beneficially own such shares due to the fact that it cannot exercise its right to purchase these shares at this time. In the absence of such caps, SF Capital would be able to purchase all the shares issuable upon exercise of these warrants and would have a beneficial ownership percentage of 10.98%.

(15)
On April 23, 2003, we closed a private placement issuance of our common stock with Mr. Richard Kiphart and issued 456,429 shares of our common stock, along with warrants to purchase 125,974 shares of common stock at an initial exercise price of $0.92 per share, for an aggregate purchase price of $419,914.

(16)
On December 16, 2002, we closed a private placement issuance of our common stock with Munder Power Plus Fund, a series of The Munder Funds, Inc. ("Munder") and issued 1,086,957 shares of common stock, along with warrants to purchase 300,000 shares of common stock at an initial exercise price of $0.92 per share, for an aggregate purchase price of $1,000,000. On April 17, 2003, we closed on an additional issuance of our common stock with Munder and issued 271,379 shares of common stock, along with warrants to purchase 75,000 shares of common stock at an initial exercise price of $0.92 per share, for an aggregate purchase price of $250,000.

(17)
Includes 333,334 shares issuable upon exercise of options that became exercisable on December 31, 2000, 333,333 shares issuable upon exercise of options that became exercisable on December 31, 2001 and 333,333 shares issuable upon exercise of options that became exercisable on December 31, 2002.

(18)
Reflects 1,098,152 shares held of record by Mr. Stelter.

(19)
Includes 116,667 shares issuable upon exercise of options granted pursuant to the Directors' Stock Option Plan and 2,000 shares held of record by Mr. Manning.

(20)
Includes the following securities issued to Mr. Asplund:

•
58,086 shares held of record;

•
58,334 shares issuable upon exercise of options granted pursuant to the Directors' Stock Option Plan;

•
25,000 shares issuable upon exercise of warrants to purchase common stock issued to Delano Group Securities, Inc. on October 17, 2000;

•
23,586 shares of Series A Preferred purchased pursuant to the Series A Preferred transaction, which are convertible into 235,860 shares of our common stock (See—Note 10);

•
37,500 shares issuable upon exercise of warrants to purchase common stock issued to Mr. Asplund pursuant to the Series A Preferred transaction;

  •
  3,750 shares of Series D Preferred issued pursuant to the Series D Preferred transaction, which are convertible into 37,500 shares of our common stock (See—Note 11);

  •
  5,273 shares issuable upon exercise of warrants to purchase common stock issued to Mr. Asplund pursuant to the Series D Preferred transaction;

  •
  938 shares of Series D Preferred issuable upon exercise of warrants to purchase Series D Preferred, which are convertible into 9,380 shares of common stock

(21)
Includes 83,334 shares issuable upon exercise of options granted pursuant to the Directors' Stock Option Plan.

(22)
Includes 116,667 shares issuable upon exercise of options granted pursuant to the Directors' Stock Option Plan and 21,000 shares held of record by Mr. Pientka.

(23)
Includes 83,334 shares issuable upon exercise of options granted pursuant to the Directors' Stock Option Plan.

(24)
Includes shares that vested 66,667 on December 31, 2000, 66,667 shares on December 31, 2001 and 66,666 shares on December 31, 2002. Of these vested shares, 22,223 shares became exercisable on December 31, 2000, 44,446 shares issuable upon exercise of options that became exercisable on December 31, 2001, 66,668 shares issuable upon exercise of options that became exercisable on December 31, 2002 and 9,200 shares held of record by Mr. Mistarz.

(25)
As of July 22, 2003, holdings of our Series A Convertible Preferred Stock ("Series A Preferred Stock") are comprised of the following:

•
Newcourt Capital USA—400,000 shares of Series A Preferred Stock and 79,516 shares paid as dividends through the quarter ending June 30, 2003.

•
Morgan Stanley Dean Witter Equity Funding, Inc.—400,000 shares of Series A Preferred Stock and 83,531 shares paid as dividends through the quarter ending June 30, 2003.

•
Leaf Mountain Company—300,000 shares of Series A Preferred Stock and 51,001 shares paid as dividends through the quarter ending June 30, 2003.

•
Cinergy Ventures II, LLC—377,389 shares of Series A Preferred Stock and 9,436, shares paid as dividends through the quarter ending June 30, 2003.

•
Richard Kiphart—330,216 shares of Series A Preferred Stock and 8,254 shares paid as dividends through the quarter ending June 30, 2003.

•
SF Capital Partners—188,695 shares of Series A Preferred Stock and 4,717 shares paid as dividends through the quarter ending June 30, 2003.

•
David Asplund—23,587 shares of Series A Preferred Stock and 590 shares paid as dividends through the quarter ending June 30, 2003.

(26)
As of July 22, 2003, holdings of our Series C Convertible Preferred Stock are comprised of 200,000 shares of Series C Preferred Stock and 22,356 shares paid as dividends through the quarter ending June 30, 2003.

(27)
As of July 22, 2003, holdings of our Series D Convertible Preferred Stock are comprised of the following:

•
Cinergy Ventures II, LLC—60,000 shares of Series D Preferred Stock, warrants to purchase 15,000 shares of Series D Preferred Stock and 67 shares paid as dividends through the quarter ending June 30, 2003.

  •
  Richard Kiphart—52,500 shares of Series D Preferred Stock, warrants to purchase 13,125 shares of Series D Preferred Stock and 59 shares paid as dividends through the quarter ending June 30, 2003.

  •
  SF Capital Partners—30,000 shares of Series D Preferred Stock, warrants to purchase 7,500 shares of Series D Preferred Stock and 33 shares paid as dividends through the quarter ending June 30, 2003.

  •
  David Asplund—3,750 shares of Series D Preferred Stock, warrants to purchase 937 shares of Series D Preferred Stock and 4 shares paid as dividends through the quarter ending June 30, 2003.

        Each share of Series A Preferred Stock, Series C Preferred Stock and Series D Preferred Stock are convertible into 10 shares of our Common Stock, which shares are included in "Shares Beneficially Owned" for each respective holder in the table disclosing beneficial ownership of our Common Stock.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        On May 24, 1999, we purchased from Mr. Marino most of the assets of Marino Electric for a purchase price of $3,888,000, consisting of $1,792,000 in cash and 1,600,000 shares of our common stock. The purchase price of $3,880,000 exceeded the fair value of the assets acquired by approximately $3,363,000. Under the terms of the purchase agreement, we were obligated to pay the cash portion of the purchase price upon the closing of our private issuances of common stock that commenced in July 1999. In May 2000, Mr. Marino waived this requirement and instead received a payment of $820,000 in cash and a subordinated secured term note for the principal amount of $972,000 at an interest rate of 10% per annum, payable in equal installments over 24 months and requiring principal and interest payments of $44,928 per month. The note was paid off in May 2002. Our board, including the members not affiliated with Marino Electric, negotiated and approved the terms of this transaction on our behalf and believed that they were as favorable to us as if negotiated with an unaffiliated third party.

        On January 5, 2000, we entered into a distributor agreement with Electric City of Southern California L.L.C., of which Mr. Marino is a member, which provides for an initial term of 10 years. The agreement granted to Electric City of Southern California a distribution territory that extends from Monterrey to Fresno to the northern edge of Death Valley, south to the southern border of California. Effective December 4, 2000, we entered into an agreement with Mr. Marino in which we agreed to grant to Mr. Marino distributorship rights of our EnergySaver product in Northern California, Nevada and Arizona and to enter into distributor agreements with Mr. Marino with respect to each of these distribution territories for an initial term of 10 years and on terms substantially similar to those of our other distributor and state representative agreements. With respect to the Southern California distribution territory, we agreed to permit Electric City of Southern California to transfer to Mr. Marino its current distributor agreement described above. Both agreements provide for terms that are substantially similar to those of our other distributor agreements and as favorable to us as it negotiated with an unaffiliated third party. Our sales to Electric City of Southern California were $84,000 and $590,000 for 2002 and 2001, respectively.

        On April 1, 2000, we entered into a state representative agreement with Electric City of Illinois and on June 1, 2000, we entered into a state representative agreement with Electric City of Indiana. James Stumpe, one of our directors until his resignation in August 2001, is a member of Electric City of Illinois and, until October 15, 2001, was a member of Electric City of Indiana. The agreements grant to Electric City of Illinois and Electric City of Indiana distribution territories within the States of Illinois and Indiana, respectively. The members of our board other than Mr. Stumpe approved the terms of the transactions and believed the terms to be substantially similar to those of our other distributor or state representative agreements and as favorable to us as if negotiated with an unaffiliated third party.

        In October 2000, we entered into an agreement with KMC Telecom (for which Roscoe Young, one of our former directors, is President and Chief Operating Officer) to sell and install our TP3 switchgear product at three KMC Telecom facilities. The sale and installation amount for the three sites totaled $773,802, of which $435,551 was recognized in 2000 and $338,951 was recognized in 2001. The aggregate amount was reflective of prices that would be charged to an unrelated third party. Installation of the TP3 switchgear began in November 2000 and was completed in June 2001.

        Our former subsidiary, Switchboard Apparatus, Inc. paid $152,870 and $328,323 during 2002 and 2001, respectively, to Harbrook Tool and Manufacturing Company ("Harbrook") for manufacturing and installing safety devices to distribution panels made by various manufacturers. A minority owner of Harbrook is Mr. Terry Hoppensteadt, who is a brother of Dale Hoppensteadt, the president of Switchboard Apparatus. We believe the amounts paid for such work is consistent wit that which would be paid to an unrelated third party. Effective May 31, 2003, we divested the operations of Switchboard Apparatus, Inc.

        In addition, Switchboard Apparatus, Inc. leased its manufacturing facilities in Broadview, Illinois from owners that included Dale Hoppensteadt, the president of Switchboard Apparatus. We paid $120,000 and $117,000 during 2002 and 2001, respectively, in lease payments.

        Each of Augustine Fund, L.P., which converted all of its outstanding shares of our Series B Convertible Preferred Stock during June 2001 into shares of our common stock, and Messrs. Conant, Marino, McEneely and Stelter (each, a "Restricted Stockholder") has entered into separate trading agreements with us that are effective for a term of three years beginning on October 17, 2000. The trading agreements restrict each Restricted Stockholder's transfer of our common stock as follows:

  •
  sales in any one trading day by such Restricted Stockholder shall not exceed the greater of 10,000 shares or 10% of the average trading volume of our stock during the 10 prior trading days;

  •
  public trades by such restricted stockholders in an opening transaction, during the last half hour of any trading day and at any time outside of regular trading hours shall be prohibited; and

  •
  up to four times within any 12-month period, we may prohibit any Restricted Stockholder from trading the common stock for an entire trading day.

        We have agreed to give each Restricted Stockholder a right of first refusal to sell his common stock to any third party that contacts us with a desire to purchase 100,000 or more shares of our common stock. This right will be allocated equally among each of the Restricted Stockholders who elect to participate in the sale. However, this right of first refusal will not preclude us from raising additional capital should such need arise.

        During August 2001, Messrs. Conant, Marino, McEneely and Stelter agreed to amendments of the terms of their trading agreements to provide that sales in any one trading day cannot exceed 5% of the average trading volume of our Common Stock on such day and such sales will not exceed 15% of such individual's holdings in any three-month period. In addition, if the Company and a managing underwriter request a market stand-off pursuant to a qualified public offering, each individual agrees not to sell, make any short sale of, grant any option for the purchase of, or otherwise dispose of any of their holdings (other than those included in the registration) without the consent of the underwriter. The market stand-off period will not exceed 180 days.

        Our wholly-owned subsidiary, Great Lakes Controlled Energy Corp. ("Great Lakes"), leases its office and warehouse facility in Elk Grove Village, Illinois from Eugene Borucki and Denis Enberg, the former owners of Great Lakes who are currently officers of our Company. We paid $120,000 and $70,000 during 2002 and 2001, respectively, in lease payments. The lease commenced with the purchase of Great Lakes in June 2001 and expires in June 2004.

        On May 1, 2002, we entered into an agreement with Delano Group Securities, LLC ("Delano"), the president of which is Mr. David Asplund, who was nominated to our board of directors during June 2002 and is standing for election at our Annual Meeting. The agreement provided that Delano would receive a placement fee equal to 4% of the gross proceeds for any equity private placement in which Delano acted as placement agent. On June 4, 2002, we closed on a private placement issuance of Series C Convertible Preferred Stock with Mr. Richard Kiphart for which we received $2,000,000 of gross proceeds. The placement agent fee paid to Delano was $80,000.

        On June 28, 2003, we received $1,500,000 of gross proceeds through the issuance of 150,000 shares of our Series D Convertible Preferred Stock ("Series D Preferred Stock"), along with one-year year warrants to purchase 37,500 shares of our Series D Preferred Stock at an initial price per share of $10, 182,996 shares of our Common Stock and four-year warrants to purchase 1,710,938 shares of our Common Stock at a price per share of $1.00, all to a group of purchasers that included Mr. David Asplund, one of our directors. (See, "Note 11—Security Ownership of Principal Stockholders and Management"). Of this issuance, Mr. Asplund received 3,750 shares of our Series D Preferred Stock, warrants to purchase 937 shares of our Series D Preferred Stock, 4,574 shares of our Common Stock and warrants to purchase 42,773 shares of our Common Stock. In consideration for these securities, Mr. Asplund contributed $37,500 of the $1,500,000 gross proceeds that we received for this transaction. Delano Group Securities, of which Mr. Asplund serves as president, acted as placement agent on this transaction, for which it received a fee of $120,000.

PROPOSAL 2

RATIFICATION OF INDEPENDENT AUDITORS

        The Board of Directors has appointed BDO Seidman, LLP, independent public accountants, as auditors of our financial statements for the year ending December 31, 2003, and to perform other audit and accounting activities as may be requested from time to time by management or the Board of Directors. BDO Seidman, LLP has acted as our auditors since August 1998.

        The Board of Directors has directed that the appointment of BDO Seidman, LLP as our auditors be submitted to the stockholders for ratification. If a majority of the shares of Common Stock voted at the Annual Meeting, in person or by proxy, are not voted in favor of the ratification of the appointment of BDO Seidman, LLP, the Board of Directors will interpret that as an instruction to seek other auditors.

        It is expected that representatives of BDO Seidman, LLP, our independent public accountants, will be present at the meeting and will be available to respond to questions. Representatives of BDO Seidman, LLP will be given an opportunity to make a statement if they desire to do so.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF BDO SEIDMAN, LLP AS INDEPENDENT AUDITORS OF OUR FINANCIAL STATEMENTS FOR THE YEAR ENDING DECEMBER 31, 2003.

MISCELLANEOUS AND OTHER MATTERS

Stockholder List

        For at least ten days prior to the meeting, a list of stockholders entitled to vote at the Annual Meeting, arranged in alphabetical order, showing the address of and number of shares registered in the name of each stockholder, will be open for examination by any stockholder, for any purpose germane to the Annual Meeting, during ordinary business hours beginning at Electric City's principal executive offices by contacting the Corporate Secretary. The list will also be available for examination at the meeting.

Proposals of Stockholders for Next Year's Meeting

        Stockholders may present proper proposals for inclusion in the proxy statement for our next annual meeting of stockholders by submitting their proposals to us in a timely manner. In order to be included in the proxy statement for our next annual meeting, stockholder proposals must be received by us no later than January 31, 2004, and must otherwise comply with the requirements of the applicable SEC rules. Notice of intention to present proposals at next year's annual meeting must be addressed to Chief Financial Officer, Electric City Corp., 1280 Landmeier Road, Elk Grove Village, Illinois 60007. Any shareholder proposal to be considered at the our 2004 Annual Meeting of Shareholders, but not included in the proxy materials, must be submitted to the Company's Corporate Secretary by February 14, 2004, or the persons appointed as proxies may exercise their discretionary voting authority with respect to that proposal. The persons appointed as proxies may also exercise their discretionary voting authority with respect to shareholder proposals submitted prior to February 14, 2004, unless the proponent otherwise complies with the requirements of the Commission's Rule 14a-4 or Rule 14a-8.

Other Business

        The Board of Directors is not aware of any other matters to be presented at the Annual Meeting other than those mentioned in this proxy statement and our enclosed Notice of Annual Meeting of Stockholders. If, however, any other matters properly come before the Annual Meeting, the persons named in the accompanying proxy will vote in accordance with their best judgment.

Additional Information

        The information set forth under Management's Discussion and Analysis or Plan of Operation in our report on Form 10-KSB for the fiscal year ended December 31, 2002 and filed with the Commission on March 31, 2003 (and a copy of which is included in the Annual Report to Shareholders which has been sent to shareholders with this proxy statement) are hereby incorporated by reference.

        We have enclosed a copy of our Annual Report to Stockholders for the fiscal year ended December 31, 2002, which includes our Annual Report on Form 10-KSB for such periods that we filed with the SEC. Upon the written request of any person who is a stockholder as of the record date, we will provide copies of the exhibits to the Form 10-KSB upon payment of a reasonable fee which shall not exceed our reasonable expenses in providing the exhibits. You should direct requests for these materials to Electric City Corp., 1280 Landmeier Road, Elk Grove Village, Illinois 60007, Attention: Chief Financial Officer.

BY ORDER OF THE BOARD OF DIRECTORS,
Robert J. Manning Chairman of the Board of Directors
Elk Grove Village, Illinois August 29, 2003

YOU ARE REQUESTED TO COMPLETE,
DATE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY.

ELECTRIC CITY CORP.
1280 Landmeier Road
Elk Grove Village, Illinois 60007

PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON SEPTEMBER 24, 2003

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned stockholder(s) hereby appoints Jeffrey R. Mistarz and Denis Enberg and each of them, with full power of substitution, as attorneys and proxies for, and in the name and place of, the undersigned, and hereby authorizes each of them to represent and to vote all of the shares which the undersigned is entitled to vote at the Annual Meeting of Stockholders of Electric City Corp. to be held at the Best Western, 1600 Oakton, Elk Grove Village, Illinois 60007 on Wednesday, September 24, 2003 at 10:00 a.m., local time, and at any adjournments thereof, upon the matters as set forth in the Notice of Annual Meeting of Stockholders and Proxy Statement, receipt of which is hereby acknowledged.

        THIS PROXY, WHEN PROPERLY EXECUTED AND RETURNED IN A TIMELY MANNER, WILL BE VOTED AT THE ANNUAL MEETING AND AT ANY ADJOURNMENTS THEREOF IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSALS 2 AND 3 AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXIES HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

(continued, and to be signed and dated, on reverse side)

SEE REVERSE SIDE

FOLD AND DETACH HERE

ELECTRIC CITY CORP.
PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY.        ☒

[	]

The Board of Directors unanimously recommends that you vote FOR all nominees listed in Proposal 1 and FOR each of Proposals 2 and 3.

			For All		Withhold All
1.	Election of Directors:		☐		☐
(Instruction: TO WITHHOLD AUTHORITY to vote for any individual nominee, strike a line through the nominee's name below)
	John P. Mitola Kevin P. McEneely Gerald A. Pientka	David R. Asplund Michael S. Stelter Robert J. Manning
			For	Against	Abstain
2.	Proposal to ratify the appointment of BDO Seidman, LLP as the independent auditors of the Company's financial statements for the year ending December 31, 2003.		☐	☐	☐
3.	Each of the persons named as proxies herein are authorized, in such person's discretion, to vote upon such other matters as may properly come before the Annual Meeting, or any adjournments thereof		☐	☐	☐
Date	, 2003
Signature	Signature (if held jointly)

Please date this Proxy and sign it exactly as your name(s) appears hereon. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee, guardian or other fiduciary, please indicate your capacity. If you sign for a corporation, please print full corporate name and indicate capacity of duly authorized officer executing on behalf of the corporation. If you sign for a partnership, please print full partnership name and indicate capacity of duly authorized person executing on behalf of the partnership.

FOLD AND DETACH HERE

PLEASE VOTE, SIGN EXACTLY AS NAME APPEARS ABOVE, DATE AND RETURN
THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

ELECTRIC CITY CORP.
1280 Landmeier Road
Elk Grove Village, Illinois 60007

PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON SEPTEMBER 24, 2003

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned stockholder(s) hereby appoints Jeffrey R. Mistarz and Denis Enberg and each of them, with full power of substitution, as attorneys and proxies for, and in the name and place of, the undersigned, and hereby authorizes each of them to represent and to vote all of the shares which the undersigned is entitled to vote at the Annual Meeting of Stockholders of Electric City Corp. to be held at the Best Western, 1600 Oakton, Elk Grove Village, Illinois 60007 on Wednesday, September 24, 2003 at 10:00 a.m., local time, and at any adjournments thereof, upon the matters as set forth in the Notice of Annual Meeting of Stockholders and Proxy Statement, receipt of which is hereby acknowledged.

        THIS PROXY, WHEN PROPERLY EXECUTED AND RETURNED IN A TIMELY MANNER, WILL BE VOTED AT THE ANNUAL MEETING AND AT ANY ADJOURNMENTS THEREOF IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED FOR PROPOSALS 2 AND 3 AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXIES HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

(continued, and to be signed and dated, on reverse side)

SEE REVERSE SIDE

FOLD AND DETACH HERE

ELECTRIC CITY CORP.
PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY.        ☒

[	]

The Board of Directors unanimously recommends that you vote FOR Proposals 2 and 3.

INSTRUCTION: This Proxy is to be voted by certain stockholders who are holders of shares of Series A Convertible Preferred Stock, Series C Convertible Preferred Stock and Series D Convertible Preferred Stock of the Company, which preferred stock has rights that enable such holders to vote their preferred stock on an as-converted basis. Each share of Series A Convertible Preferred Stock, Series C Convertible Preferred Stock and Series D Convertible Preferred Stock is convertible into ten shares of the Company's common stock. On July 22, 2003, which is the date of record for stockholders to vote at the Company's Annual Meeting, the holders of the Company's Series A Convertible Preferred Stock, Series C Convertible Preferred Stock and Series D Convertible Preferred Stock comprised the following:

  •
  Morgan Stanley Dean Witter Equity Funding, Inc.
  •
  Originators Investment Plan, L.P.
  •
  Newcourt Capital USA, Inc.
  •
  Leaf Mountain Company, LLC
  •
  Richard Kiphart
  •
  David Asplund
  •
  Cinergy Ventures II, LLC
  •
  SF Capital Partners
  •
  The John Thomas Hurvis Revocable Trust

Each of the aforementioned holders may cast their vote for Proposals 2 and 3 but cannot cast a vote for Proposal 1—Election of Directors.

		For	Against	Abstain
2.	Proposal to ratify the appointment of BDO Seidman, LLP as the independent auditors of the Company's financial statements for the year ending December 31, 2003.	☐	☐	☐
3.	Each of the persons named as proxies herein are authorized, in such person's discretion, to vote upon such other matters as may properly come before the Annual Meeting, or any adjournments thereof.	☐	☐	☐
Date	, 2003
Signature	Signature (if held jointly)

Please date this Proxy and sign it exactly as your name(s) appears hereon. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee, guardian or other fiduciary, please indicate your capacity. If you sign for a corporation, please print full corporate name and indicate capacity of duly authorized officer executing on behalf of the corporation. If you sign for a partnership, please print full partnership name and indicate capacity of duly authorized person executing on behalf of the partnership.

FOLD AND DETACH HERE

PLEASE VOTE, SIGN EXACTLY AS NAME APPEARS ABOVE, DATE AND RETURN
THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

QuickLinks

PROPOSAL 1 ELECTION OF DIRECTORS
NOMINEES FOR DIRECTOR
DIRECTORS APPOINTED AND ELECTED BY THE HOLDERS OF OUR SERIES A CONVERTIBLE PREFERRED STOCK
THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE ELECTION OF ALL OF THE NOMINEES FOR THE OFFICE OF DIRECTOR.
AUDIT COMMITTEE REPORT
EXECUTIVE OFFICERS
Summary Compensation Table
EXECUTIVE COMPENSATION Summary Compensation Table
Option/SAR Grants in 2002
Aggregated Option/SAR Exercises in 2002 and December 31, 2002 Option/SAR Values
Long-Term Incentive Plans—Awards in 2002
Equity Compensation Plan Information
SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
PROPOSAL 2 RATIFICATION OF INDEPENDENT AUDITORS
MISCELLANEOUS AND OTHER MATTERS